Securities Act File No. 333-05173

                         ING GENERATION PORTFOLIOS, INC.
                             ING VP ASCENT PORTFOLIO
                           ING VP CROSSROADS PORTFOLIO
                             ING VP LEGACY PORTFOLIO

                        SUPPLEMENT DATED OCTOBER 1, 2002
                             TO THE CLASSES R AND S
                      ING VARIABLE PRODUCT FUNDS PROSPECTUS
                                DATED MAY 1, 2002

1. The name of ING Generation Portfolios, Inc. has been changed to ING Strategic Allocation Portfolios, Inc. The individual Portfolio names have been changed as follows:

Old Name                          New Name
--------                          --------
ING VP Ascent Portfolio           ING VP Strategic Allocation Growth Portfolio
ING VP Crossroads Portfolio       ING VP Strategic Allocation Balanced Portfolio
ING VP Legacy Portfolio           ING VP Strategic Allocation Income Portfolio

2. The Asset Class and Benchmark Index Chart on page 30 of the prospectus is amended as follows:

The following Asset Classes and their corresponding Benchmark Index are deleted from the chart: Large Cap Stocks, Small-/Mid-Cap Stocks, Real Estate Stocks, U.S. Dollar Bonds and International Bonds. The following is added to the chart:

ASSET CLASS                BENCHMARK INDEX
-----------                ---------------
Domestic                   Stocks The Russell 3000 Index measures the
                           performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

U.S.Dollar                 Bonds The Lehman Brothers Aggregate Bond Index is a
                           widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

3. The following Section replaces the Section on page 37 of the prospectus entitled "Generation Portfolios - VP Ascent, VP Crossroads, VP Legacy":

ING STRATEGIC ALLOCATION PORTFOLIOS

VP STRATEGIC ALLOCATION GROWTH, VP STRATEGIC ALLOCATION BALANCED, VP STRATEGIC ALLOCATION INCOME

The ING VP Strategic Allocation Portfolios are managed by Mary Ann Fernandez. Ms. Fernandez joined Aeltus in 1996 as Vice President of product development and is currently serving as a Portfolio Strategist of the ING Principal Protection and GET Funds, is also involved in the management and marketing of certain equity strategies managed by Aeltus. Previously, Ms. Fernandez was employed as Managing Director in the Real Estate Investment Group of Aetna Inc.

4. The Asset Class table on page 29 of the prospectus is deleted and the following table is added:

                         STRATEGIC ALLOCATION PORTFOLIOS

ASSET CLASS
-----------

                           GROWTH   BALANCED   INCOME   COMPARATIVE INDEX
                           ------   --------   ------   -----------------
EQUITIES

DOMESTIC STOCKS
Range                      0-100%   0-80%      0-70%    Russell 3000
Benchmark                  70%      55%        35%

INTERNATIONAL STOCKS

Range                      0-20%    0-10%      0-10%    Morgan Stanley Capital
Benchmark                  10%      5%         0%       International Europe,
                                                        Australia and Far East
                                                        Index

FIXED INCOME

U.S. DOLLAR BONDS
Range                      0-40%    0-70%      0-100%   Lehman Brothers
Benchmark                  20%      35%        55%      Aggregate Bond Index


MONEY MARKET INSTRUMENTS

Range                      0-30%    0-30%      0-30%    91-Day U.S.Treasury Bill
Benchmark                  0%       5%         10%      Rate

See page 1 of this Supplement and page 30 of the Prospectus for a description of each comparative index.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE